UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700 Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 26, 2018, Penelope Herscher retired from the Board of Directors (the “Board”) of Rambus Inc. (the “Company”), effective at the end of the 2018 Annual Meeting of Stockholders. Ms. Herscher’s retirement decision did not involve any disagreements with the Company. In addition, pursuant to the provisions of the bylaws of the Company, the Board on April 26, 2018, decreased the size of the Board to six directors effective upon Ms. Herscher’s retirement, with three directors each serving on each of Class I and Class II.

(e) As noted below, on April 26, 2018, the stockholders of the Company approved an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,500,000 and an amendment to the Company’s 2015 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000. The amended 2015 Equity Incentive Plan and the amended 2015 Employee Stock Purchase Plan are each described in more detail in the Company’s 2018 Proxy Statement, which was filed with the Securities and Exchange Commission on March 9, 2018.

The foregoing descriptions and the summaries contained in the Company’s 2018 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the amended 2015 Equity Incentive Plan and the amended 2015 Employee Stock Purchase Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 26, 2018, the Company held its 2018 Annual Meeting of Stockholders. There were 110,533,605 shares issued, outstanding and eligible to vote at the meeting as of the record date of February 28, 2018, of which 100,244,696 shares were represented at the meeting, constituting 91% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2018 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i)	ITEM 1: Election of three Class I directors for a term of two years expiring in 2020:

Name	For	Against	Abstain	Broker Non-Votes
E. Thomas Fisher	81,443,303	2,300,818	107,431	16,393,144
Charles Kissner	81,971,863	1,772,218	107,471	16,393,144
David Shrigley	80,597,147	3,147,474	106,931	16,393,144

(ii)	ITEM 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
38,569,905	42,546,517	2,735,130	16,393,144

(iii)	ITEM 3: Approval of an amendment to the Rambus 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,500,000:

For	Against	Abstain	Broker Non-Votes
78,079,362	5,636,412	135,778	16,393,144

(iv)	ITEM 4: Approval of an amendment to the Rambus 2015 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000:

For	Against	Abstain	Broker Non-Votes
82,045,074	1,670,784	135,694	16,393,144

(v)	ITEM 5: Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the period ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
97,580,603	2,334,481	329,612	—

Item 8.01.	Other Events.

In connection with the changes to the Board noted under Item 5.02(b) above, the Board also approved changes to the composition of the Board committees as follows:

Audit Committee: Charles Kissner (Chair), Emiko Higashi and David Shrigley

Compensation Committee: David Shrigley (Chair), Emiko Higashi and Charles Kissner

Corporate Governance/ Nominating Committee: Eric Stang (Chair) and E. Thomas Fisher

Corporate Development Committee: Emiko Higashi (Chair) and E. Thomas Fisher

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2015 Equity Incentive Plan, as amended.

10.2	2015 Employee Stock Purchase Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2018	Rambus Inc.

/s/ Jae Kim
Jae Kim Senior Vice President & General Counsel

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